UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
March 29, 2010
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 29, 2010, Local.com Corporation (the “Registrant”) entered into a SuperMedia Superpages Advertising Distribution Agreement with SuperMedia LLC, a Delaware limited liability company (formerly Idearc Media LLC) effective as of April 1, 2010 (the “Agreement”). The Agreement provides the Registrant with the ability to distribute SuperMedia’s pay-for-performance and fixed fee advertisements on the Registrant’s Local.com website, the websites of its Local Syndication Network (LSN) publisher-partners, and the websites of its Local Distribution Network (LDN) publisher-partners in certain preferred placements within each of those distribution channels. In return for the distribution of the SuperMedia advertisements, Local.com will receive either a fixed fee per qualified click with respect to fixed fee advertisements or a percentage of the revenue generated per qualified click with respect to pay-for-performance advertisements. The term of the Agreement is one year from April 1, 2010 and thereafter will renew automatically on a month-to-month basis until terminated by either of the parties.
Simultaneously with the execution of the Agreement, that certain Amended and Restated PFP Advertiser Distribution Agreement dated March 1, 2007, as amended by the First and Second Amendments thereto, dated March 1, 2008 and March 1, 2009, respectively was terminated effective March 31, 2010. The terminated Amended and Restated PFP Advertiser Distribution Agreement, as amended, provided for largely the same performance obligations as the current Agreement.
The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Exhibit 10.1 is a redacted copy of the Agreement and is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1(1)	SuperMedia Superpages Advertising Distribution Agreement effective April 1, 2010 by and among the Registrant and SuperMedia LLC.

Exhibit 99.1	Press Release of Registrant dated April 31, 2010.

(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: April 2, 2010	By:	/s/ Brenda Agius
Brenda Agius
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

10.1(1)	SuperMedia Superpages Advertising Distribution Agreement effective April 1, 2010 by and among the Registrant and SuperMedia LLC.
99.1	Press Release of Registrant dated April 31, 2010.

(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.